UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 21, 2004
                                                          --------------

                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       1-31565                 06-1377322
------------------------------   -------------------------   -------------------
(State or other jurisdiction      Commission File Number      (I.R.S. Employer
   of incorporation or                                       Identification No.)
      organization)




                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 1.       Changes in Control of Registrant
              --------------------------------

              Not applicable.

Item 2.       Acquisition or Disposition of Assets
              ------------------------------------

              Not applicable.

Item 3.       Bankruptcy or Receivership
              --------------------------

              Not applicable.

Item 4.       Changes in Registrant's Certifying Accountant
              ---------------------------------------------

              Not applicable.

Item 5.       Other Events and Regulation FD Disclosure
              -----------------------------------------

              On April 21, 2004, the Company announced that its Board of Directors had raised the quarterly cash dividend 19% to $0.25 and authorized the repurchase of up to an additional five million shares of the Company's common stock. The announcement was included in the Company's first quarter 2004 earnings release and is incorporated into this Item 5 by reference to Exhibit 99.1 (but only with respect to the information contained in Exhibit 99.1 regarding the announcement of the increased dividend and the share repurchase authorization, not with respect to any information furnished under Item 12 of this Form 8-K.)

Item 6.       Resignations of Registrant's Directors
              --------------------------------------

              Not applicable.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
              ------------------------------------------------------------------

              (a) No financial statements of businesses acquired are required.

              (b) No pro forma financial information is required.

              (c) Attached as Exhibit 99.1 is the earnings release issued by the
                  Company for the three months ended March 31, 2004 which also includes the Company's announcement that its Board of Directors raised the quarterly cash dividend 19% to $0.25 and authorized the repurchase of up to an additional five million shares of the Company's common stock.

Item 8.       Change in Fiscal Year
              ---------------------

              Not applicable.

Item 9.       Regulation FD Disclosure
              ------------------------

              Not applicable.

Item 10.      Amendments to the Registrant's Code of Ethics, or Waiver of a
                Provision to the Code of Ethics

              Not applicable.

Item 11.      Temporary Suspension of Trading Under Registrant's Employee
              -----------------------------------------------------------
                Benefit Plans
                -------------

              Not applicable.

Item 12.      Results of Operations and Financial Condition
              ---------------------------------------------

              On April 21, 2004, the Company reported its earnings for the three months ended March 31, 2004 and maintained its full-year diluted earnings per share estimates in the range of $2.17 to $2.20. The earnings release is attached as Exhibit 99.1 and is incorporated into this Item 12 by reference.

                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 21, 2004                             NEW YORK COMMUNITY BANCORP, INC.
------------------------
         Date
                                           /s/ Joseph R. Ficalora
                                           ---------------------------
                                           Joseph R. Ficalora
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------


99.1 Earnings release for the three months ended March 31, 2004, dated April 21, 2004.